Exhibit 99.1

AMENDMENT NO. 7
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 7 (this “Amendment”), dated as of February 12, 2010, by and among LIFETIME BRANDS, INC., (the “Borrower”), the several financial institutions party hereto and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and Co-Collateral Agent for the Lenders.

RECITALS

A.   The Borrower, the Lenders, Citibank, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent and Co-Collateral Agent, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of October 31, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

B.   The Borrower has requested the Lenders to amend the Credit Agreement in certain respects.

C.   The Administrative Agent has advised the Borrower that the Required Lenders are willing to agree to its request on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.   Amendments to Credit Agreement.

(a)   Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 7” means Amendment No. 7 to Second Amended and Restated Credit Agreement dated as of February 12, 2010 among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 7 Effective Date” means February 12, 2010.

“Convertible Senior Notes” means the 4.75% Convertible Senior Notes of the Borrower due 2011.

(b)   Consolidated Fixed Charges.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Consolidated Fixed Charges” in its entirety and substituting the following therefor:

“Consolidated Fixed Charges” means, for any period, the sum of, without duplication, (a) Consolidated Cash Interest Expense for such period, (b) the aggregate amount of prepayments and scheduled principal payments of Indebtedness by the Borrower and its Subsidiaries during such period (other than (i) prepayments and repayments of the Obligations and (ii) repurchases of Convertible Senior Notes permitted hereunder in an aggregate principal amount not to exceed $15,000,000), determined in accordance with GAAP, (c) income taxes paid in cash during such period by the Borrower and its Subsidiaries (excluding income taxes paid in cash during the first fiscal quarter of the Borrower’s 2008 fiscal year on income earned during the Borrower’s 2007 fiscal year and (d) the aggregate amount of Restricted Payments paid by the Borrower in cash during such period.

(c)   Restricted Payment.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Restricted Payment” in its entirety and substituting the following therefor:

“Restricted Payment” means, as to any Person, any dividend or other distribution by such Person (whether in cash, securities or other property) with respect to any shares of any class of equity securities of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares or any option, warrant or other right to acquire any such shares; provided that repurchases by the Borrower of Convertible Senior Notes permitted by Section 7.14 shall not be deemed Restricted Payments.

(d)   Investments, Loans, Advances Guarantees and Acquisitions.  Section 7.04 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting the following therefor:

(i)    Permitted Acquisitions by the Borrower or any Subsidiary; provided that the Borrower shall have delivered to the Administrative Agent and the Lenders not less than 10 Business Days prior to the consummation of any such Permitted Acquisition a certificate of a Financial Officer of the Borrower in form and substance satisfactory to the Administrative Agent evidencing projected pro forma compliance with Sections 7.15, 7.18, 7.19, 7.20, 7.21 and 7.22 after giving effect to such Permitted Acquisition for the period from the date of such Permitted Acquisition to the Revolving Maturity Date;

(e)   Prepayments of Indebtedness.  Section 7.14 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

Section 7.14    Prepayments of Indebtedness

The Borrower will not, and shall not permit any Subsidiary to, pay or obligate itself to prepay any Indebtedness other than (a) prepayments of Indebtedness under the Loan Documents and (b) repurchases from time to time of Convertible Senior Notes, provided that (i) the aggregate amount of all such repurchases shall not exceed a principal amount of $15,000,000 and (ii) immediately before and immediately after giving effect to each such repurchase, (A) no Default shall have occurred and be continuing and (B) Excess Availability shall be not less than $40,000,000.

(f)   General.  All references to “this Agreement” in the Credit Agreement and to “the Credit Agreement” in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.

2.   Conditions to Effectiveness.  This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a)   The Administrative Agent shall have received an executed counterpart of this Amendment signed by the Borrower, the Required Lenders and the Administrative Agent.

(b)   The Administrative Agent shall have received an executed counterpart of the acknowledgement and consent annexed hereto duly executed by each of the Guarantors.

(c)   The representations and warranties contained in the Credit Agreement shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and, after giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default shall exist.

(d)   The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 7 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(e)   The Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent in connection with this Amendment.

The Administrative Agent shall notify the Borrower and the Credit Parties of the Amendment No. 7 Effective Date, and such notice shall be conclusive and binding.

3.   Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)   The representations and warranties set forth in the Loan Documents (other than the representations and warranties made as of a specific date) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof.

(b)   After giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

(c)   (i)  The execution, delivery and performance by the Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of the Borrower, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by the Borrower hereof: (A) contravenes the terms of the Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which the Borrower or its property is subject, or (C) violates any requirement of law.

4.   Effect; No Waiver.

(a)   The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no defenses to or offsets against any such obligation. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

(b)   The Borrower hereby (i) reaffirms all of its agreements and obligations under the Security Documents, (ii) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as amended hereby are “Obligations” as that term is defined in the Security Documents and (iii) reaffirms that all such Obligations continue to be secured by the Security Documents, which remains in full force and effect and is hereby ratified and confirmed.

5.   Release.   AS MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS AMENDMENT BY THE ADMINISTRATIVE AGENT AND LENDERS PARTY HERETO AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER, BY ITS EXECUTION OF THIS AMENDMENT, AND THE GUARANTORS, BY THEIR EXECUTION OF THE ACKNOWLEDGMENT AND CONSENT, FOR THEMSELVES AND ON BEHALF OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASORS”), HEREBY WAIVE, RELEASE, REMISE, ACQUIT AND DISCHARGE THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH AND ANY OF THEIR RESPECTIVE PARENTS, AFFILIATES, DIRECTORS, OFFICERS, LENDER, EMPLOYEES, REPRESENTATIVES, SHAREHOLDERS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, ADVISORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”) OF AND FROM ANY AND ALL CONTROVERSIES, DAMAGES, COSTS, LOSSES, CAUSES OF ACTION, SUITS, JUDGMENTS, CLAIMS, RECOUPMENTS, COUNTERCLAIMS OR DEMANDS, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, WHETHER NOW EXISTING OR THAT COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NAME, WHETHER KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, FORESEEABLE OR UNFORESEEABLE, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, IN LAW OR EQUITY, WHICH ANY OF THE RELEASORS PREVIOUSLY HAD FROM THE BEGINNING OF THE WORLD OR NOW HAVE AGAINST ANY OF THE RELEASEES THROUGH THE DATE HEREOF, RELATED TO OR CONNECTED WITH THE LOAN DOCUMENTS, THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THE FOREGOING.

6.   Miscellaneous.

(a)   The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(b)   THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(c)   This Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d)   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

LIFETIME BRANDS, INC.
By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief Financial Officer

LIFETIME BRANDS AMENDMENT NO. 7

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent, Co-Collateral Agent, Issuer and Lender
By:	/s/ Thomas Getty
Thomas A. Getty, Jr.
Vice President

LIFETIME BRANDS AMENDMENT NO. 7

JPMORGAN CHASE BANK, N.A., as Syndication Agent, Co-Collateral Agent and Lender
By:	/s/ Robert A. Kaulius
Name:	Robert A. Kaulius
Title:	Vice President

LIFETIME BRANDS AMENDMENT NO. 7

CITIBANK, N.A., as Co-Documentation Agent and Lender
By:	/s/ Ralph C. Palma
Name:	Ralph C. Palma
Title:	Vice President

LIFETIME BRANDS AMENDMENT NO. 7

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender
By:	/s/ Katherine Houser
Name:	Katherine Houser
Title:	Senior Vice President

LIFETIME BRANDS AMENDMENT NO. 7

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by the Borrower of the foregoing Amendment No. 7; (2) confirms and agrees that it is a Guarantor party to the Guarantee Agreement and a Grantor party to the Security Agreement and that the Guarantee Agreement, the Security Agreement and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms, (3) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) in the Guarantee Agreement and the other Loan Documents shall include the Indebtedness of the Borrower under the foregoing Amendment No. 7; (4) agrees that the definition of “Credit Agreement” in the Guarantee Agreement and the other Loan Documents to which it is a party is hereby amended to mean the Credit Agreement as modified by the foregoing Amendment No. 7; (5) reaffirms its continuing liability under its Guarantee Agreement (as modified hereby); (6) reaffirms all of its agreements and obligations under the Security Documents; (7) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as modified by the foregoing Amendment No. 7 are “Obligations” as that term is defined in the Security Documents; and (8) reaffirms that all such Obligations continue to be secured by the Security Documents, which remain in full force and effect and are hereby ratified and confirmed.

OUTLET RETAIL STORES, INC.
By:	/s/ Laurence Winoker
Laurence Winoker Senior Vice President and Chief Financial Officer

PFALTZGRAFF FACTORY STORES, INC.
By:	/s/ Laurence Winoker
Laurence Winoker Senior Vice President and Chief Financial Officer

SYRATECH ACQUISITION CORPORATION
By:	/s/ Laurence Winoker
Laurence Winoker Senior Vice President and Chief Financial Officer

LTB DE MEXICO, S.A. DE C.V.
By:	/s/ Laurence Winoker
Laurence Winoker Director

TMC ACQUISITION INC.
By:	/s/ Laurence Winoker
Laurence Winoker Senior Vice President and Chief Financial Orficer